                                                                     EXHIBIT 4.1




                 FIRST AMENDMENT, dated as of July 1, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of April 25, 1997 (the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation (the "Parent"), Ormco Corporation, a Delaware corporation ("Ormco"), Kerr Corporation, a Delaware corporation ("Kerr"), Nalge Nunc International Corporation, a Delaware corporation ("NNI"), Erie Scientific Company, a Delaware corporation ("Erie"), Barnstead Thermolyne Corporation, a Delaware corporation ("Barnstead"; Ormco, Kerr, NNI, Erie and Barnstead are collectively referred to herein as the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                 WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent and the Subsidiary Borrowers; and

                 WHEREAS, the Parent and the Subsidiary Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that (i) additional term loan commitments of the Lenders shall be extended by $100,000,000 in the aggregate and (ii) certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                    II.     Amendments to Credit Agreement.

                 1. Amendments to Section 1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Aggregate Commitment", "Amendment Effective Date", "Commitment Percentage",
"Commitments", "Excepted Indebtedness," "Notes" contained therein in their entirety and adding the following definitions in alphabetical order:

                 "`Additional Term Loans':  as defined in subsection 2.28.

                 `Additional Term Loan Commitment': with respect to each Lender, the amount set forth under the heading "Additional Term Loan Commitment" opposite such Lender's name on Schedule I, as such amount may be reduced from time to time pursuant to this Agreement.

                 `Additional Term Loan Commitment Percentage': as to any Lender at any time, the percentage which such Lender's Additional Term Loan Commitment then constitutes of the Aggregate Additional Term Loan Commitment.

                 `Additional Term Notes':  as defined in subsection 2.29.

                 `Aggregate Additional Term Loan Commitment': shall mean
         $100,000,000, as     such amount may be reduced from time to time
         pursuant to the terms of this    Agreement.

                 `Aggregate Commitment': shall mean the amount equal to (a) prior to the Amendment Effective Date, the sum of the aggregate principal amount of the Term Loans outstanding, the Aggregate Additional Term Loan Commitment and the Aggregate Revolving Credit Commitment, and (b) following the Amendment Effective Date, the sum of the aggregate principal amount of the TA Loans outstanding and the Aggregate Revolving Credit Commitment, or if the Aggregate Revolving Credit Commitment has been terminated, the sum of the Aggregate Outstanding Extensions of Credit of each Lender.

                 `Amendment Effective Date': the date on which the First Amendment dated as of July 1, 1998 to the Credit Agreement became effective pursuant to the terms thereof.

                 `Commitment Percentage': as to any Lender at any time, such Lender's Term Loan Commitment Percentage, Additional Term Loan Commitment Percentage or Revolving Credit Commitment Percentage, as the context may require.

                 `Commitments': the collective reference to the Term Loan Commitments, the Additional Term Loan Commitments and the Revolving Credit Commitments; each as the context may require, a "Commitment".

                 `Consolidated Senior Debt': as of the date of determination, the sum of (a) all Indebtedness of the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP (including the Loans) minus (b) the aggregate principal amount of all outstanding Subordinated Indebtedness and all outstanding Permitted Indebtedness.

                 `Excepted Indebtedness': the Indebtedness of the Parent or any of its Subsidiaries permitted to exist pursuant to subsection 7.2 (other than subsection 7.2(h) thereof).

                 `Notes': the collective reference to the Revolving Credit Notes, the CAF Advance Notes, the Swing Line Notes, the Term Notes and the Additional Term Notes.

                 `Permitted Indebtedness': any unsecured Indebtedness of the Parent or any of its Subsidiaries (a) no part of the principal of which is stated to be payable or is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the Termination Date, and the payment of the principal of and any interest on which and other obligations of the Parent and the Subsidiary Borrowers in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all other obligations and liabilities of the Parent and the Subsidiary Borrowers to the Administrative Agent and the Lenders hereunder on terms and conditions first approved (such approval not to be unreasonably withheld) in writing by the Administrative Agent and (b) otherwise containing terms, covenants and conditions reasonably satisfactory in form and substance to the Administrative Agent, as evidenced by its prior written approval.

                 `Senior Debt Ratio': on the date of any determination thereof, the ratio of Consolidated Senior Debt on such date to Consolidated Adjusted Operating Profit for the four full fiscal quarters ending on such date; provided that for purposes of calculating Consolidated Adjusted Operating Profit for any period of four full fiscal quarters, the Consolidated Adjusted Operating Profit of any Person acquired during such period shall be included on a pro forma basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are immediately realizable as of the date of such acquisition). For purposes of this calculation, Consolidated Adjusted Operating Profit of any such Person acquired during such period shall be derived from a certificate, in form and substance satisfactory to the Administrative Agent, of a duly authorized financial officer of the Parent setting forth such Consolidated Adjusted Operating Profit.

                 `TA Loan': the collective reference to the Term Loans and the Additional Term Loans.

                          (b)     Subsection 1.1 of the Credit Agreement is
hereby amended by deleting paragraph (2) in the definition of "Interest Period" in its entirety and substituting in lieu thereof the following:

                 "(2)     any Interest Period in respect of Revolving Credit
         Loans that would otherwise extend beyond the Termination Date, and any Interest Period in respect of the Term Loans or the Additional Term Loans that would otherwise extend beyond the date final payment is due on the Term Loans or the Additional Term Loans, shall end on the Termination Date or such date of final payment, as the case may be;"

                 2. Amendments to Section 2. Section 2 is hereby amended as follows:

                 (a) by deleting subsection 2.13 thereof in its entirety and substituting in lieu thereof the following:

                          "2.13.  Procedure for Additional Term Loan Borrowing.
                 The Parent shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the proposed Borrowing Date, if the Additional Term Loans are to be initially ABR Loans, or three Business Days prior to the proposed Borrowing Date, if the Additional Term Loans are to be initially Eurodollar Loans, in whole or in part) requesting that the Lenders make their portions of the Additional Term Loans on the proposed Borrowing Date. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 11:00 A.M. on the proposed Borrowing Date each Lender shall make available to the Administrative Agent at its office specified in subsection
                 11.2 the amount of its relevant portion of its Additional Term Loans in immediately available funds. The Administrative Agent shall on such date credit the account of NNI on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent for NNI by the Lenders and in like funds as received by the Administrative Agent."

                 (b) by deleting each of the references to "Term Loans" in subsection 2.14 and substituting in lieu thereof references to "Term Loans or Additional Term Loans."

                 (c)  by deleting in its entirety paragraph (c) of subsection
2.15 thereof and substituting in lieu thereof the following:

                          "(c)  Any prepayment required by the terms of this
                 subsection 2.15 shall be applied first to the reduction of the TA Loans in accordance with the following sentence until such TA Loans shall have been satisfied in full and second to the permanent reduction of the Aggregate Revolving Credit Commitment. Prepayments of the TA Loans shall be made pro rata between Term Loans and the Additional Term Loans based on the outstanding aggregate principal amount thereof, and prepayment of the Term Loans pursuant to this subsection 2.15 shall be applied equally between (i) the outstanding installments of principal scheduled to be paid pursuant to subsection 2.12 immediately succeeding the date of such prepayment and (ii) the last outstanding scheduled installments of principal pursuant to subsection 2.12.
                 Amounts prepaid on account of the TA Loans may not be reborrowed."

                 (d) by deleting subsection 2.15(e) in its entirety and substituting in lieu thereof the following:

                          "(e)  The Parent may allocate any prepayment of the
                 Term Loans and the Additional Term Loans pursuant to this subsection 2.15 among the Term Notes and the Additional Term Notes, as the case may be, of the Subsidiary Borrowers as the Parent may determine; provided that the Parent shall give the Administrative Agent prior written notice of such allocation not less than three Business Days prior to such prepayment; and provided, further, that in the event that the Parent does not so notify the Administrative Agent, the Administrative Agent shall allocate such payments as it determines in its sole discretion."

                 (e) by deleting each of the references in subsections 2.17 and 2.18 to "Term Loans" and substituting in lieu thereof references to "TA Loans."

                 (f)  by adding the following subsections at the end of
Section 2:

                          "2.28  Additional Term Loans.  Subject to the terms
                 and conditions hereof, each Lender severally agrees to make term loans to NNI on the Amendment Effective Date in an aggregate principal amount equal to such Lender's Additional Term Loan Commitment Percentage of the Aggregate Additional Term Loan Commitment (an "Additional Term Loan"). The Additional Term Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Parent and notified to the Administrative Agent in accordance with subsections 2.13 and 2.17. The Additional Term Loans shall mature on the Termination Date.

                          2.29 Additional Term Notes. NNI, upon the request of an applicable Lender, shall issue a promissory note to evidence the Additional Term Loans made by each Lender, substantially in the form of Exhibit B-1 to this Agreement (an "Additional Term Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the lesser of such Lender's Additional Term Loan Commitment Percentage of the Aggregate Additional Term Loan Commitment and the aggregate amount of the Additional Term Loan (or portions thereof) made by such Lender. An Additional Term Note and the Obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Additional Term Note and the Obligation evidenced thereby in the Register (and each Additional Term Note shall expressly so provide). Any assignment or transfer of all or part of an Obligation evidenced by an Additional Term Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Additional Term Note evidencing such Obligation, accompanied by an Assignment and Acceptance substantially in the form of Exhibit I duly executed by the Assignor thereof, and thereupon one or more new Additional Term Notes shall be issued to the designated Assignee and the old Additional Term Note shall be returned by the Administrative Agent to the Borrower marked "cancelled." No assignment of an Additional Term Note and the Obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this subsection 2.29. Each Lender is hereby authorized to record the date and amount of each payment or prepayment of principal of its Additional Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the appropriate schedule annexed to and constituting a part of its Additional Term Note (or any continuation thereof), and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The Additional Term Note of each Lender shall (a) be dated the Amendment Effective Date, (b) be stated to mature on the Termination Date, and (c) provide for the payment of interest in accordance with subsection 2.19."

                 3. Amendments to Section 4. Section 4 of the Credit Agreement is hereby amended as follows:

                 (a) by deleting subsection 4.16 thereof in its entirety and substituting in lieu thereof the following:

                          "4.16  Purpose of Loans.  (i) The proceeds of the
                 Term Loans shall be used to finance the general corporate purposes of the Parent and its Subsidiaries, including acquisitions (including the Remel Acquisition) permitted hereunder and to refinance existing indebtedness (as set forth on Schedule 4.16 to this Agreement) and to pay fees and other expenses related thereto, (ii) the proceeds of the Additional Term Loans shall be used to repay outstanding Revolving Credit Loans and (iii) the proceeds of the Revolving Credit Loans, the Swing Line Loans and the CAF Advances shall be used to finance the working capital needs of the Parent and its Subsidiaries and for general corporate purposes, including acquisitions (including the Remel Acquisition) permitted hereunder; provided that no more than $160,000,000 (subject to any post-closing purchase price adjustments in accordance with the Acquisition Documents) of the proceeds of the Loans may be used to finance the Remel Acquisition."

                 (b)  by adding the following subsection 4.26 at the end of
Section 4:

                          "4.26  Year 2000 Matters. The Borrowers have
                 conducted a review of their computer systems and equipment containing embedded microchips to determine whether any reprogramming is required to permit proper functioning of these systems and equipment in and following the year 2000.
                 In respect of the year 2000, the Borrowers have plans in place to complete system upgrades or reprogramming, and testing thereof, by the end of March 1999, and are in the process of communicating with vendors, suppliers and customers to identify any potential issues which may affect the Borrowers. Based upon the information the Borrowers have developed to date, the cost to the Borrowers of such reprogramming, upgrading and testing, and the reasonably foreseeable consequences of year 2000 computer system issues relevant to the Borrowers, will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming and upgrading referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrowers are, and with ordinary course upgrading and maintenance will continue for the term of the Agreement to be, sufficient to permit the Borrowers to conduct their business without Material Adverse Effect.

                 4. Amendments to Section 7. Section 7 is hereby amended as follows:

                 (a) deleting paragraph (c) of subsection 7.1 thereof in its entirety and substituting in lieu thereof the following:

                 "(c) Leverage Ratio. Permit the Leverage Ratio for any period of four consecutive fiscal quarters ending during any period set forth below to be greater than the ratio set forth opposite such period below:

                             Date                                   Ratio
                             ----                                   -----
                     Amendment Effective Date -
                     9/29/99                                         4.00
                     9/30/99 - 9/29/00                               3.50
                     9/30/00 - 9/29/01                               3.25
                     9/30/01 - thereafter                            3.00."

                  (b) by adding the following at the end of subsection 7.1 thereof:

                          "(d)  Senior Debt Ratio.  Permit the Senior Debt
                  Ratio for any period of four consecutive fiscal quarters ending during any period set forth below to be greater than the ratio set forth opposite such period below:

                             Date                                       Ratio
                             ----                                       -----
                     Amendment Effective Date -
                     9/29/98                                             3.75
                     9/30/98 - 9/29/99                                 3.50
                     9/30/99 - 9/29/00                                 3.00
                     9/30/00 - 9/29/01                                 2.75
                     9/30/01 - thereafter                              2.50."

                  (c) by adding the following paragraph (i) to subsection 7.2 thereof and relettering the current paragraph (i) as paragraph (j):

                          "(i) additional Permitted Indebtedness in an
                  aggregate principal amount not to exceed $300,000,000, so long as at the time of incurrence of such Permitted Indebtedness no Default or Event of Default shall have occurred or would result therefrom; and"

                  5. Amendments to Section 11. (a) Section 11 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting subsection 11.6(c) thereof in its entirety and substituting in lieu thereof the following:

                          "(c) Any Lender may, in the ordinary course of its
                  commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the consent of the Administrative Agent and the Borrower (which shall not be unreasonably withheld), to an additional bank or financial institution ("an Assignee") all or any part of its rights and obligations under this Agreement and any Note (provided that any such assignment (i) must be in a minimum amount of the lesser of (A) $10,000,000 and (B) the full amount of the assigning Lender's applicable Commitment and (ii) with respect to assignments of Term Loans or Revolving Credit Commitments (other than assignments to an Affiliate of the assigning Lender), shall be a sale of all or a ratable portion of each of the Term Loans or Revolving Credit Loans of the Subsidiary Borrowers, as the case may be, held by such assigning Lender and its Affiliates) pursuant to an Assignment and Acceptance, substantially in the form of
                  Exhibit I, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Administrative Agent and the Borrower) and delivered to the Administrative Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto)."

                  (b) by deleting subsection 11.6(e) thereof in its entirety and substituting in lieu thereof the following:

                          "(e) Upon its receipt of an Assignment and Acceptance
                  executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Administrative Agent and the Borrower) together with payment to the Administrative Agent by the assigning Lender or such Assignee of a registration and processing fee of $4,000 (or $1,000 in the case of an Assignee that is already a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and
                  (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Parent. On or prior to such effective date, each of the Borrowers, at its own expense, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note, CAF Advance Note, Term Note or Additional Term Note of the assigning Lender) a new Revolving Credit Note, CAF Advance Note, Term Note or Additional Term Note, as the case may be, to the order of such Assignee in amounts reflecting the Revolving Credit Commitment, Term Loan or Additional Term Loan, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment or Term Loan or Additional Term Loan hereunder, a new Revolving Credit Note, CAF Advance Note, Term Note or Additional Term Note, as the case may be, to the order of the assigning Lender in amounts reflecting the Revolving Credit Commitment, Term Loan or Additional Term Loan, as the case may be, retained by it hereunder. Such new Notes shall be dated the Amendment Effective Date, and shall otherwise be in the form of the Note replaced thereby";

                  (c) by deleting the reference to "Term Loans" in subsection 11.7(a) and substituting in lieu thereof a reference to "Term Loans, Additional Term Loan".

                          6.      Amendment to Schedules to the Credit
Agreement. Schedules I, IV, 4.15A, 4.15B and 4.19 to the Credit Agreement are hereby amended by deleting such Schedules in their entirety and substituting in lieu thereof the Schedules attached hereto as Annex A.

                          7.      Exhibits to the Credit Agreement.  Exhibits
D, E, F and I to the Credit Agreement are hereby amended by deleting such Exhibits in their entirety and substituting in lieu thereof Exhibits A, B, C and D hereto. Exhibit B-1 to the Credit Agreement is hereby added thereto in the form of Exhibit E hereto.

                  III. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

                  1. The Parent, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as required by the Credit Agreement) shall have executed and delivered to the Administrative Agent this Amendment.

                  2. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the Parent and the Subsidiary Borrowers authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of such party as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

                  3. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of the Parent and the Subsidiary Borrowers, dated the Amendment Effective Date, as to the incumbency and signature of each of the officers signing this Amendment, and any other instrument or document delivered by such party in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  4. The Administrative Agent shall have received a written legal opinion of counsel to the Parent and the Subsidiary Borrowers in form and substance satisfactory to the Administrative Agent and its counsel.

                  5. The Administrative Agent and the Lenders shall have received all fees due from the Parent.

                  IV.     General.

                  1. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Parent and the Subsidiary Borrowers hereby represent and warrant to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date and no Default or Event of Default shall have occurred and be continuing.

                  2. Payment of Expenses. The Parent and the Subsidiary Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.

                  4. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  5. Confirmation of Guarantees and Security Documents. The Loan Parties hereby confirm and agree that the obligations of NNI in respect to the Additional Term Loans are guaranteed and secured as Obligations to the fullest extent permitted by the Guarantees and Security Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                             SYBRON INTERNATIONAL CORPORATION


                                             By:
                                                -------------------------------
                                                Title:


                                             ORMCO CORPORATION


                                             By:
                                                -------------------------------
                                                Title:




                                             KERR CORPORATION


                                             By:
                                                -------------------------------
                                                Title:




                                             NALGE NUNC INTERNATIONAL
                                               CORPORATION


                                             By:
                                                -------------------------------
                                                Title:




                                             ERIE SCIENTIFIC COMPANY


                                             By:
                                                -------------------------------
                                                Title:

                                             BARNSTEAD THERMOLYNE CORPORATION



                                             By:
                                                -------------------------------
                                                Title:



                                             THE CHASE MANHATTAN BANK, as
                                              Administrative Agent and as a
                                              Lender


                                             By:
                                                -------------------------------
                                                Title:


                                             ABN AMRO BANK N.V.



                                             By:
                                                -------------------------------
                                                Title:



                                             By:
                                                -------------------------------
                                                Title:



                                             BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION



                                             By:
                                                -------------------------------
                                                Title:


                                             BANK OF MONTREAL



                                             By:
                                                -------------------------------
                                                Title:

                                             BANK ONE, WISCONSIN



                                             By:
                                                -------------------------------
                                                Title:




                                             THE BANK OF NOVA SCOTIA



                                             By:
                                                -------------------------------
                                                Title:



                                             BANK OF SCOTLAND



                                             By:
                                                -------------------------------
                                                Title:



                                             NATEXIS BANQUE/BFCE



                                             By:
                                                -------------------------------
                                                Title:



                                             By:
                                                -------------------------------
                                                Title:

                                             PARIBAS



                                             By:
                                                -------------------------------
                                                Title:


                                             By:
                                                -------------------------------
                                                Title:



                                             CREDIT AGRICOLE INDOSUEZ



                                             By:
                                                -------------------------------
                                                Title:



                                             COMERICA BANK



                                             By:
                                                -------------------------------
                                                Title:



                                             CREDIT LYONNAIS CHICAGO BRANCH



                                             By:
                                                -------------------------------
                                                Title:

                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                                         CAYMAN ISLAND BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        By:
                                           -------------------------------
                                           Title:



                                        U.S. BANK NATIONAL ASSOCIATION



                                        By:
                                           -------------------------------
                                           Title:



                                        FLEET NATIONAL BANK



                                        By:
                                           -------------------------------
                                           Title:



                                        THE FUJI BANK, LIMITED



                                        By:
                                           -------------------------------
                                           Title:



                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LTD.



                                        By:
                                           -------------------------------
                                           Title:

                                        MELLON BANK, N.A.



                                        By:
                                           -------------------------------
                                           Title:



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         CHICAGO BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION


                                        By:
                                           -------------------------------
                                           Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By:
                                           -------------------------------
                                           Title:



                                        THE SAKURA BANK, LIMITED



                                        By:
                                           -------------------------------
                                           Title:

                                        SOCIETE GENERALE



                                        By:
                                           -------------------------------
                                           Title:



                                        By:
                                           -------------------------------
                                           Title:



                                        THE SUMITOMO BANK, LTD. CHICAGO
                                         BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        THE BANK OF NEW YORK



                                        By:
                                           -------------------------------
                                           Title:



                                        THE SANWA BANK, LIMITED




                                        By:
                                           -------------------------------
                                           Title:

                                        BANQUE NATIONALE DE PARIS CHICAGO
                                         BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        BHF BANK AKTIENGESELLSCHAFT GRAND
                                         CAYMAN BRANCH



                                        By:
                                           -------------------------------
                                           Title:


                                        By:
                                           -------------------------------
                                           Title:



                                        FIRST UNION NATIONAL BANK



                                        By:
                                           -------------------------------
                                           Title:


                                        FIRSTAR BANK MILWAUKEE, N.A.



                                        By:
                                           -------------------------------
                                           Title:



                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED CHICAGO BRANCH



                                        By:
                                           -------------------------------
                                           Title:

                                        BANCA COMMERCIALE ITALIANA
                                          CHICAGO BRANCH


                                        By:
                                           -------------------------------
                                           Title:



                                        By:
                                           -------------------------------
                                           Title:


                                        BANK HAPOALIM, B.M. PHILADELPHIA
                                         BRANCH


                                        By:
                                           -------------------------------
                                           Title:


                                        By:
                                           -------------------------------
                                           Title:

Acknowledged and Agreed:

BARNSTEAD THERMOLYNE CORPORATION
ERIE SCIENTIFIC COMPANY
ERIE SCIENTIFIC COMPANY OF
  PUERTO RICO
EVER READY THERMOMETER CO., INC.
RICHARD-ALLAN SCIENTIFIC COMPANY
NEW ENGLAND REAGENT LABORATORY, INC.
CASCO STANDARDS, INC.
THE NAUGATUCK GLASS COMPANY
NALGE NUNC INTERNATIONAL CORPORATION
SYBRON DENTAL SPECIALTIES INC.
SAC/ORMCO, INC.
ORMCO CORPORATION
ALLESEE ORTHODONTIC APPLIANCES, INC.
SAC/KERR, INC.
KERR CORPORATION
METREX RESEARCH CORPORATION
BELLE DE ST. CLAIRE, INC.
SAC/COMMONWEALTH, INC.
SYBRON COMMONWEALTH HOLDINGS, INC.
SYBRON TRANSITION CORP.
MEXOSERV COMPANY
REMEL INC.
DIAGNOSTIC REGENTS, INC.
SYBRON LABORATORY PRODUCTS CORPORATION
OWL SEPARATION SYSTEMS, INC.
ALEXON-TREND, INC.
VIRO RESEARCH INTERNATIONAL, INC.
CARR-SCARBOROUGH MICROBIOLOGICALS, INC.
CLINICAL STANDARDS LABS, INC.
LIDA MANUFACTURING CORPORATION
LRS ACQUISITION CORP.
"A" COMPANY ORTHODONTICS
NALGE PROCESS TECHNOLOGIES GROUP, INC.
CHASE SCIENTIFIC GLASS, INC.
NATIONAL SCIENTIFIC COMPANY
SUMMIT BIOTECHNOLOGY, INC.



-----------------------------
By:  John J. Buono, Assistant
Treasurer

                                                                      EXHIBIT I
                                                        TO THE CREDIT AGREEMENT

                       FORM OF ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement, dated as of April 25, 1997
(as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation (the "Parent"), Ormco Corporation, a Delaware corporation, Kerr Corporation, a Delaware corporation, Nalge Nunc International Corporation, a Delaware corporation, Erie Scientific Company, a Delaware corporation, Barnstead Thermolyne Corporation, a Delaware corporation, the Lenders named therein, Chase Securities Inc., as arranger, and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and use herein shall have the meanings given to them in the Credit Agreement.

     ________ (the "Assignor") and ________ (the "Assignee") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ____% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on SCHEDULE 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on SCHEDULE 1.

     2. The Assignor (A) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (B) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Parent, any of its Subsidiaries or any other obligor or the performance or observance by the Parent, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (C) attaches the Note(s) held by it evidencing the Assigned Facilities and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note or Notes payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3. The Assignee (A) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (B) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subjection 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (C) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (D) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is a Foreign Lender, its obligation pursuant to paragraph 2.20(b) of the Credit Agreement.

4. The effective date of this Assignment and Acceptance shall be ________ , 19___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 11.6 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

6. From and after the Effective Date, (A) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (B) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit
          Agreement.

     7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                          TO ASSIGNMENT AND ACCEPTANCE
         RELATING TO THE CREDIT AGREEMENT, DATED AS OF APRIL 25, 1997,
                                     AMONG
     SYBRON INTERNATIONAL CORPORATION, ORMCO CORPORATION, KERR CORPORATION,
         NALGE NUNC INTERNATIONAL CORPORATION, ERIE SCIENTIFIC COMPANY,
                       BARNSTEAD THERMOLYNE CORPORATION,
                           THE LENDERS NAMED THEREIN,
                    CHASE SECURITIES INC., AS ARRANGER,
                                      AND
               THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
                                FOR THE LENDERS

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

           Credit               Principal                 Term Loan
  Facility Assigned ERROR!   Amount Assigned     Commitment Percentage and/or
                                 ERROR!      Revolving Credit Commitment Percent
                                                     Assigned(1) ERROR!
                               $________                ________%

             [Name of Assignee]                   [Name of Assignor]

  By                                         By
  Name:                                      Name:
  Title:                                     Title:

  Accepted:

          THE CHASE MANHATTAN BANK,          SYBRON INTERNATIONAL
           as Administrative Agent           CORPORATION

  By                                         By
  Name:                                      Name:
                                             Title:

Title:

     Calculate the relevant Commitment Percentage that is assigned to at least 15 decimal places and show percentage of the aggregate revolving credit commitments and/or term loan commitments of all the Lenders.